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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 20, 2004

                      CORPORATE REALTY INCOME FUND I, L.P.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

     Delaware                          0-15796                   13-3311993
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(State or Other Jurisdiction     (Commission File No.)         (IRS Employer
     of Incorporation)                                       Identification No.)

         475 Fifth Avenue, New York, New York                   10017
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        (Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code:  (212) 696-0701


--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .    Written communications pursuant to Rule 425 under the Securities Act
     (17  CFR 230.425)

     .    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

     .    Pre-commencement communications pursuant to Rule 14a-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

     .    Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

          ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                    On August 20, 2004, Registrant engaged BDO Seidman, LLP as its principal accountant to audit Registrant's financial statements. During the years ended December 31, 2003 and 2002 and subsequent to December 31, 2003, neither Registrant nor anyone acting on its behalf consulted with BDO Seidman, LLP regarding either:

                    (i) The application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Registrant's financial statements, and neither a written report was provided to Registrant nor oral advice was provided that BDO Seidman, LLP concluded was an important factor considered by Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

                    (ii) Any matter that was either the subject of a
                         disagreement (as defined in paragraph (a)(1)(iv) and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in paragraph
                         (a)(1)(v) of Item 304 of Regulation S-K).

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CORPORATE REALTY INCOME FUND I, L.P.

                                         By:  1345 Realty Corporation,
                                              Corporate General Partner

                                         By:    /s/ Robert F. Gossett, Jr.
                                                -------------------------------
                                         Name:  Robert F. Gossett, Jr.
                                         Title: President

Dated:  August 24, 2004